Exhibit 99.1

Atlantic Power Announces Successful Completion of Medium Term Note Consent Solicitation Process and Adjournment of Meeting of Convertible Debentureholders

•	Required consents from medium term noteholders have been obtained

•	Convertible debentureholder meeting has been adjourned until April 7, 2021

•	Common shareholder and preferred shareholder meetings also to be held on April 7, 2021

•	Several key regulatory approvals have been obtained

DEDHAM, Mass., March 16, 2021 – Atlantic Power Corporation (NYSE: AT) (TSX: ATP) (“Atlantic Power”) and its indirect, wholly-owned subsidiary, Atlantic Power Limited Partnership (“APLP”) today announced the successful completion of APLP’s previously announced consent solicitation process (the “Consent Solicitation”) with respect to certain proposed amendments (the “Proposed Amendments”) to the trust indenture (the “Note Indenture”) governing the 5.95% Medium Term Notes due June 23, 2036 (the “Notes”) of APLP.

As reported by the tabulation agent for the Consent Solicitation, holders of approximately 90% of the aggregate principal amount of Notes outstanding have delivered valid consents to the Proposed Amendments, exceeding the required consent threshold of two-thirds (66⅔%) of the principal amount of the Notes outstanding.

The Consent Solicitation was commenced in connection with the previously announced arrangement agreement (the “Arrangement Agreement”) among Atlantic Power, APLP, Atlantic Power Preferred Equity Ltd. (“APPEL”), and Tidal Power Holdings Limited and Tidal Power Aggregator, L.P, each an affiliate of infrastructure funds managed by I Squared Capital Advisors (US) LLC, pursuant to which Atlantic Power’s outstanding common shares and convertible debentures, and the outstanding preferred shares and medium term notes of certain of its subsidiaries, will be acquired (the “Transaction”).

The Proposed Amendments, which are more fully described in the consent solicitation statement dated February 24, 2021 (the “MTN Solicitation Statement”), will among other things, result in an amendment to the Note Indenture to include a mandatory redemption obligation on the part of APLP, conditional on closing of the Transaction, to redeem all of the outstanding Notes for consideration equal to 106.071% of the principal amount of Notes outstanding, plus the payment of accrued and unpaid interest thereon up to, but excluding, the closing date of the Transaction.

APLP intends to execute a supplemental indenture, as close as reasonably practicable prior to the closing date of the Transaction, in order to give effect to the Proposed Amendments. Thereafter, all holders of Notes will be bound by the Proposed Amendments, including holders that did not give their consent.

Subject to the terms and conditions set forth in the MTN Solicitation Statement, and conditional on the closing of the Transaction, APLP will pay holders who validly consented to the Proposed Amendments on or prior to 5:00 p.m. (Toronto time) on March 16, 2021 a consent fee equal to 0.25% of the principal amount of Notes held by such holders and in respect of which a consent was validly delivered.

Atlantic Power also announced today that the meeting (the “Debentureholder Meeting”) of holders (“Debentureholders”) of its 6.00% Series E convertible unsecured subordinated debentures due January 31, 2025 initially scheduled to be held on March 18, 2021 at 10:00 a.m. (Toronto time) is being adjourned to Wednesday, April 7, 2021 at 12:00 p.m. (Toronto time) to allow additional time to solicit proxies.

At the adjourned Debentureholder Meeting, Debentureholders will be asked to consider and, if deemed advisable, to pass an extraordinary resolution (“Extraordinary Resolution”) authorizing certain amendments to the trust indenture governing the convertible debentures to provide for a mandatory conversion of the convertible debentures immediately prior to closing of the Transaction based on the conversion ratio in effect at such time (including the “make whole premium shares” issuable under the terms of the trust indenture governing the convertible debentures following a cash change of control). Debentureholders will receive US$3.03 per common share held following such conversion (including the “make whole premium shares”), plus accrued and unpaid interest on the convertible debentures up to, but excluding, the closing date of the Transaction. Additional information regarding the Debentureholder Meeting can be found in the management information circular mailed in connection with the Debentureholder Meeting, a copy of which is available on SEDAR at www.sedar.com and on Atlantic Power’s website.

The Extraordinary Resolution requires approval by two-thirds of the principal amount of the convertible debentures voted in person or by proxy at the Debentureholder Meeting.

Only Debentureholders as of the record date for the Debentureholder Meeting (being the close of business on January 20, 2021) are entitled to and are being requested to vote on the Extraordinary Resolution. If a Debentureholder has previously submitted its proxy and does not wish to change its vote, no further action is required by such Debentureholder. Debentureholders are urged to submit their proxies or voting instructions well in advance of the revised proxy cut-off time of 12:00 p.m. (Toronto time) on April 5, 2021.

The Transaction remains subject to a number of closing conditions, including the approval of the following groups of securityholders:

•	the approval of two-thirds of the votes cast by holders of Atlantic Power’s common shares voting in person or by proxy at the special meeting of common shareholders of Atlantic Power to be held at 10:00 a.m. (Toronto time) on Wednesday, April 7, 2021 (the “Common Shareholder Meeting”);

•	the approval of two-thirds of the votes cast (in respect of both the Transaction and the proposed continuance of APPEL under the laws of British Columbia) by holders of APPEL’s preferred shares voting in person or by proxy at the special meeting of preferred shareholders of APPEL to be held at 11:00 a.m. (Toronto time) on Wednesday, April 7, 2021 (the “Preferred Shareholder Meeting”); and

•	the approval of two-thirds of the votes cast by Debentureholders at the adjourned Debentureholder Meeting.

In accordance with the terms of the Arrangement Agreement, Atlantic Power and APPEL will proceed with the Common Shareholder Meeting and the Preferred Shareholder Meeting on Wednesday, April 7, 2021. Common shareholders of Atlantic Power and preferred shareholders of APPEL are urged to submit their proxies or voting instructions well in advance of the proxy cut-off time of 10:00 a.m. (Toronto time) on April 5, 2021 (in the case of the Common Shareholder Meeting) and 11:00 a.m. (Toronto time) on April 5, 2021 (in the case of the Preferred Shareholder Meeting).

As previously disclosed, certain required regulatory approval conditions to the Transaction have already been satisfied following the receipt by the parties of an advance ruling certificate from the Canadian Commissioner of Competition under the Competition Act (Canada) on February 5, 2021 and the expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 on March 9, 2021.

RBC Dominion Securities Inc. and Kingsdale Advisors have been retained as joint solicitation agents in connection with the Debentureholder Meeting. Questions concerning the Debentureholder Meeting should be directed to RBC Dominion Securities Inc., by telephone at 1-877-381-2099 (toll-free) or by email at liability.management@rbccm.com, or to Kingsdale Advisors by telephone at 1-866-229-8263 (toll free in North America) or 416-867-2272 (collect outside North America), by facsimile at 1-866-545-5580 or by email at contactus@kingsdaleadvisors.com.

Atlantic Power has retained Kingsdale Advisors to act as proxy solicitation agent in connection with the Common Shareholder Meeting and the Preferred Shareholder Meeting and to answer information requests from common shareholders and preferred shareholders with regard to the Transaction. If you are a common shareholder or preferred shareholder and you have any questions or need assistance in your consideration of the Transaction, in voting your shares, or if you have any questions or need assistance with the completion and delivery of your proxy, please contact Kingsdale Advisors by telephone at 1-866-229-8263 (toll free in North America) or 416-867-2272 (collect outside North America), by facsimile at 1-866-545-5580 or by e-mail at contactus@kingsdaleadvisors.com.

RBC Dominion Securities Inc. acted as solicitation agent and BNY Trust Company of Canada acted as tabulation agent in connection with the Consent Solicitation. Questions concerning the Consent Solicitation should be directed to RBC Dominion Securities Inc. by telephone at 416-842-6311 or 1-877-381-2099 (toll-free) or by email at liability.management@rbccm.com.

About Atlantic Power

Atlantic Power is an independent power producer that owns power generation assets in eleven states in the United States and two provinces in Canada. Atlantic Power’s generation projects sell electricity and steam to investment-grade utilities and other creditworthy large customers predominantly under long-term power purchase agreements that have expiration dates ranging from 2021 to 2043. Atlantic Power seeks to minimize its exposure to commodity prices through provisions in the contracts, fuel supply agreements and hedging arrangements. The projects are diversified by geography, fuel type, technology, dispatch profile and offtaker (customer). Approximately 75% of the projects in operation are 100% owned and directly operated and maintained by Atlantic Power. Atlantic Power has expertise in operating most fuel types, including gas, hydro, and biomass, and it owns a 40% interest in one coal project. APPEL and APLP are each indirect, wholly-owned subsidiaries of Atlantic Power.

Atlantic Power’s shares trade on the NYSE under the symbol AT and on the TSX under the symbol ATP. Atlantic Power’s convertible debentures trade on the TSX under the symbol ATP.DB.E. APPEL’s preferred shares trade on the TSX under the symbols “AZP.PR.A”, “AZP.PR.B” and “AZP.PR.C”. For more information, please visit Atlantic Power’s website at www.atlanticpower.com.

Copies of Atlantic Power’s financial data and other publicly filed documents are available on SEDAR at www.sedar.com or on EDGAR at www.sec.gov/edgar.shtml under “Atlantic Power Corporation” or on Atlantic Power’s website.

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this news release contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and under Canadian securities law (collectively, “forward-looking statements”).

Certain statements in this news release may constitute forward-looking statements, which reflect the expectations of Atlantic Power’s management regarding the future growth, results of operations, performance and business prospects and opportunities of Atlantic Power and its projects and the Transaction. These statements, which are based on certain assumptions and describe Atlantic Power’s future plans, strategies and expectations, can generally be identified by the use of the words “plans”, “expects”, “does not expect”, “is expected”, “budget”, “estimates”, “forecasts”, “targets”, “intends”, “anticipates” or “does not anticipate”, “believes”, “outlook”, “objective”, or “continue”, or equivalents or variations, including negative variations, of such words and phrases, or state that certain actions, events or results, “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved. Examples of such statements in this news release include, but are not limited to, statements with respect to the anticipated timing of the special meetings and the timing of the effectiveness of the Proposed Amendments.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. Risks and uncertainties inherent in the nature of the Transaction include, without limitation, the failure of the parties to obtain necessary securityholder, regulatory and court approvals, obtain third-party consents, or to otherwise satisfy the conditions to the completion of the Transaction, in a timely manner, or at all, failure to realize the expected benefits of the Transaction and general economic conditions. Failure to so obtain required approvals or consents, or the failure of the parties to otherwise satisfy the conditions to or complete the Transaction, may result in the Transaction not being completed on the proposed terms, or at all. Please also refer to the factors discussed under “Risk Factors Relating to the Arrangement” in the management information circular and proxy statement, as well as the factors discussed under “Risk Factors” and “Forward-Looking Information” in Atlantic Power’s periodic reports as filed with the SEC from time to time for a detailed discussion of the risks and uncertainties affecting Atlantic Power. The anticipated dates provided may change for a number of reasons, including the inability to secure necessary securityholder, regulatory, court or other third-party approvals or consents in the time assumed, delays resulting from the impact of the COVID-19 pandemic, or the need for additional time to satisfy the other conditions to the completion of the Transaction. Although the forward-looking statements contained in this news release are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. These forward-looking statements are made as of the date of this news release and, except as expressly required by applicable law, Atlantic Power assumes no obligation to update or revise them to reflect new events or circumstances.

Additional Information about the Transaction and Where to Find It

Atlantic Power filed the definitive management information circular and proxy statement with the SEC and Canadian Securities Administrators on March 2, 2021 and first mailed the management information circular and proxy statement on March 2, 2021. Atlantic Power and APPEL urge their respective securityholders to read the Circular and Proxy Statement carefully because it contains important information about the Transaction. You may obtain a free copy of the management information circular and proxy statement and other related documents Atlantic Power may file with the SEC and Canadian Securities Administrators free of charge on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, or on Atlantic Power’s website at www.atlanticpower.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this news release. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Atlantic Power and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Atlantic Power’s common shares in respect of the Transaction. Information about the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Atlantic Power’s shareholders is set forth in the Circular and Proxy Statement. You may find additional information about Atlantic Power’s directors and executive officers in the management information circular and proxy statement for Atlantic Power’s 2020 Annual General Meeting of Shareholders, which was filed with the SEC and Canadian Securities Administrators on April 28, 2020. You can obtain free copies of these documents from Atlantic Power using the contact information above.

No Offer or Solicitation

This news release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Contacts:

For Atlantic Power
Atlantic Power Corporation
Investor Relations

+1 (617) 977-2700

info@atlanticpower.com

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